UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On or after April 11, 2016, the following were distributed to the Class B-1 shareholders:

Jeffrey M. Bernacchi 141 W. Jackson Blvd., Suite 1488 Chicago, IL 60604 O: 312-235-0000 C: 847-732-5837 JeffBernacchi@gmail.com, Jeff.Bernacchi@CMEGroup.com

Dear CME Member and Class B-1 Shareholder,

Thank you for the support and encouragement you’ve provided during my term on the CME Group Board. I’m requesting your vote to continue as one of your Class B-1 Share Directors. As an owner of five CME Group exchange memberships and 64,998 shares of CME Group Class A common stock, who actively makes markets on the CME, CBOT, and NYMEX exchanges, you can be sure I’m fully engaged in our business and my interests are well aligned with yours. My 35+ years of membership and experience in many aspects of our industry should give you confidence that I have the necessary expertise and commitment to continue to be effective as one of your elected CME Group Board Members.

My office remains at the historic Chicago Board of Trade building, where I am always accessible and open to the input of our membership. While Chicago-based, my business takes me to NYC and London. I continue to enjoy constructive working relationships with a broad cross-section of Exchange Members, Member Firms, CME Group employees, CME Group management, fellow Board Members, and Industry Associations. Please know, I always welcome your input, actively share your insights with our Board and management, and look forward to continuing to work together to secure our future success as Members and shareholders of CME Group.

I currently serve on the CME Group Board Risk Committee and the Audit Committee - two important governance committees. To stay current with leading thought in good governance, I annually attend the Northwestern Corporate Governance Conference, as well as periodically participate in topic-specific corporate governance programs organized by other leading graduate schools and organizations.

To review more of my background and qualifications, please see the campaign website, www.CMEvote.com. The website contains a link to the Proxy Vote website where you can easily cast your vote online using the control number included in your proxy materials. Thank you for your continued support.

“You are key to CME Group success!” is not just a slogan. You have the right and, I hope, will share the responsibility to support effective CME Group governance by casting your proxy ballot. Please, vote your shares before the May 18th annual meeting of the shareholders of CME Group Inc.

Sincerely, Jeff Bernacchi CME Group Board Member www.CMEvote.com

Legend

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Mar 7, 2016

Jeff’s Professional Background

64,998 CME Shares Owned

Board Director, CME Group Inc. (2009-Present)

Audit Committee (2010 - Present)

Risk Committee (2014 - Present)

EXCHANGE MEMBERSHIP

Current Exchange Equity Membership: CME, CBOT, NYMEX

1979-Present: CME (1979-1994, IMM; 1994-Present, CME)

1992-Present: IDEM division of CBOT

2000-Present: AM division of CBOT

2007-Present: NYMEX

2008-Present: Full CBOT

Past Exchange Memberships: SIMEX, CBOT, COMEX

1984-1987: SIMEX

1986-1987: AM and IDEM divisions of CBOT

1991-1992, 2014-2015: COMEX

EDUCATION

MBA 1982 (Finance), University of Chicago Graduate School of Business (renamed “Chicago Booth”, as of 2008), Chicago, IL

BA 1979 (Economics), DePauw University, Greencastle, IN

Corporate Governance Education Programs Completed:

2009 NACD Corporate Director Institute - Director Professionalism

2010 Northwestern University Kellogg School of Management - Corporate Governance - Effectiveness and Accountability in the Boardroom

2011 Harvard Business School - Making Corporate Boards More Effective

2011 Harvard Business School - Audit Committees in a New Era of Governance

2013 Stanford Graduate School of Business - Directors’ Consortium

2015 ISACA (Formerly, Information Systems Audit and Control Association) - How to Measure Anything in Cybersecurity Risk

EXCHANGE BUSINESS BACKGROUND

1979-Present

Chicago Mercantile Exchange Member

Independent proprietary trader of most CME Group exchange products. At various times served on the following CME committees: Arbitration, Ethics, Floor Communications, Membership Structure (Ad Hoc), Pit (Eurodollar), and Upper Trading Floor Design.

1980-Present

JMB Trading Corp.

100% Stockholder

Proprietary Trading and Trading Services

2010-Present

TradeForecaster Global Markets - 106.J Member Firm

Assignor of Membership

2012-Present

3Red Trading, LLC. - 106.J Member Firm

Assignor of CME Class A Shares

2008-Present

Celeritas Capital, LLC.

Managing Member

Proprietary Research, Software Development

2014-Present

Cardinal Capital Management, LLC. - 106.J Member Firm

Assignor of CME Class A Shares

2014-Present

Vatic Markets, LLC. - 106.J Member Firm

Assignor of CME Class A Shares

2014-Present

E D & F Man Professional Trading Services Inc. - 106.J Member Firm

Subordinated Lender and Assignor of Membership and CME Class A Shares

2015-Present

Radix Trading, LLC. - 106.J Member Firm

Assignor of CME Class A Shares

2014-2015

Greycliff, LLC. - 106H Member Firm and CBOE Market Maker

Class B Member

2006-2014

TradeLifts, LLC. (formerly Breakwater Trading, LLC.) - 106.J Member Firm

Class C Member and Subordinated Lender and Assignor of Membership and CME Class A Shares

1999-2010

FuturesRoute, Inc. (Futures Market Consulting), Chicago, IL

50% Stockholder

Consulted regarding all phases of futures brokerage business at TerraNova Financial Group,

LLC., a Chicago, IL based FCM and Broker-Dealer. Registered as an AP of Terra Nova

Financial Group, LLC during these years and as a Principal of FuturesRoute, Inc., a registered IB.

1998-2008

Bernacchi Trading

Owner

Traded, trained, and managed a small proprietary trading group in equity index futures.

Pioneered use of hand held controllers and keyboard emulators.

1993-1998

Bernacchi-Casey Trading / Bernacchi-Casey Brokerage

Partner

Traded, trained, and co-managed small proprietary trading group and brokerage group in interest rate futures. Pioneered pit use of both FM and telephone headset technologies. Installed first phone bridge at CME used by floor brokers.

NON-EXCHANGE BUSINESS BACKGROUND

Prism Analytical Technogies (Air Testing Technologies)

Independent Board Director

Member of Audit and Compensation Committees

PRMIA - Professional Risk Managers’ International Association

Member

ISACA - (Formerly, Information Systems Audit and Control Association)

Member

Hyde Park Angels

Member

Chicago-based Angel Investment Group

Home

If You’ve Received Your Voting Materials And Have Your Control Number, Please...

Jeff’s Broad Range of Exchange Related Qualifications

•	CME Group Board Director since 2009

•	CME Group Board Audit and Risk Committees

•	CME equity member and owner of 64,998 CME Group Class A shares

•	NYMEX equity member, CBOT equity member, AM equity member, IDEM equity member

•	Current lessor and lessee of memberships

•	Current active individual Globex trader

•	Present in my CBOT office and available to members daily

•	Current and former investor in and assignor of memberships and CME Group Class A shares to member trading firms

•	Former AP of an FCM

•	Former principal of an IB

•	Former principal of a floor broker group

Jeff’s Non-Exchange Business Qualifications

PRMIA - Professional Risk Managers’ International Association

Member

ISACA - (Formerly, Information Systems Audit and Control Association)

Member

Hyde Park Angels

Member

Chicago-based Angel Investment Group

Prism Analytical Technogies (Air Testing Technologies)

Independent Board Director

Member of Audit and Compensation Committees

Website Ownership

This website is operated by Jeffrey M. Bernacchi for purposes of soliciting votes in connection with the 2016 annual meeting of the CME Group Inc. The site is not sponsored or endorsed by CME Group Inc.

If You’ve Received Your Voting Materials And Have Your Control Number, Please…

Your Vote Counts. Vote TODAY!

Jeff’s Contact Information

Jeff Bernacchi

141 W. Jackson Blvd.

Suite 1488

Chicago, IL 60604

C:	847-732-5837

O:	312-235-0000

JeffBernacchi@gmail.com

Jeff.Bernacchi@CMEGroup.com

2016 Campaign Novelty

2015 Campaign Novelty

2014 Campaign Novelty - Micro Fiber Lens Cleaner

Jeff’s Interests Are Well Aligned With Yours

Jeff Bernacchi (JMB), CME Board Member

"In more than 35 years as an exchange member, I have personally performed many of the roles our members play. As a director, I will continue to fairly represent the multiple interests of our members and shareholders."

cme

CME Group Board of Directors since 2009

Member of CME Group Board Audit and Risk Committees

Active Individual Trader CME Member since 1979

Former AP of an FCM and Priniciple of an IB

CME Group Shareholdings and Memberships

- Equity CME member
- 64,998 CME Class A shares
- Equity NYMEX member
- Equity CBOT member
- Equity AM member
- Equity IDEM member

JMB
A Lessor and Lessee of Memberships

Legal Notice

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Michael J. Downs Chicago, IL 60654 312-883-2733 April 11, 2016

Fellow Members and Class B-1 Shareholders,

My name is Michael Downs and I am proud to have been slated as a candidate for election as a Class B-1 Director for the CME Group Board of Directors.

I believe I was chosen because of my knowledge and experience both on and off the trading floor. If I have learned anything about our industry, in the last 30 years, it’s that very little remains unaltered. The velocity at which we change varies over time, but to the benefit of our market participants and ourselves, we have been changing for decades. Our ability to adapt is what makes us and the CME unique.

I don’t believe we have arrived at some pre-determined point in our history and then suddenly there are no remaining opportunities or challenges. The advancement of technology is moving at a pace that creates an environment of opportunity. The way we trade has always been a work in progress and who’s to say what form it will take in the coming years. I am a proponent of growth and change, but not at the expense of our customer’s security, or our heritage of quality products, and diligent oversight.

With all the of the electronic sophistication we can now bring to the marketplace, the same holds true today as it did 30 years ago… healthy and viable product lines create trade, and that brings success. These things will guide me as l work hard to serve as your elected Class B-1 Director and to represent all the shareholders at CME Group.

I respectfully ask for your support in the coming election. I live and work on LaSalle Street and I’m available to talk in person or by phone. Before and after the Annual Meeting, I will be interested in what you have to say.

I have served on various CME committees over my career. Most recently, Class B-1 Nominating Committee 2005-2015 (2013 Chair), and currently on Probable Cause and Business Conduct.

Thank You,

Michael J. Downs (BMR)

Please vote at www.provyvote.com

Thank you in advance for your support.

Hope you are doing well.

I would be honored to serve as your elected Class B director.

Thanks,

Mike

*     *     *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Hello,

My name is Will Hobert and I am a candidate for a Class B-1 seat on the CME Group Board of Directors.

I am running to repeat the accomplishments of my last term and to build upon them. Since being elected in 2015, I was selected to serve on the strategic steering committee chaired by Leo Melamed. The strategic steering committee’s role is to review and recommend to the Board the long-term objectives and strategic plan for the company with respect to the company’s business lines, business model, customer segments, globalization efforts and degrees of geographic penetration. I was chosen for this role because the committee recognized the lifetime of achievement and experience that I bring to the CME and the benefit to the Board, and to the entire organization, of leveraging those assets.

I am running on my nearly three decades of industry experience as an open outcry market maker, electronic options and futures trader, company founder, and owner of WH Trading. As the managing member of WH Trading, I oversee technology, risk management, operations, and strategy development. Since the founding of WH Trading in 1994, the firm has grown to over 60 employees. WH Trading participates in a wide range of futures and options markets, both on the CME Group floor and electronically on numerous exchanges worldwide. Like many market participants, we have developed in-house proprietary options and futures trading software and benchmark the performance of our trading systems at the microsecond level.

I am running on my ability to adapt to changes in a dynamic trading industry and my resultant success as a proprietary firm owner. Over the last decade, CME Group has grown and advanced as technology has driven massive change in the trading industry and capital markets. Similarly, WH Trading has reinvented itself to adapt to the new trading landscape. As financial markets evolved and liquidity shifted from open outcry to the electronic trading screens, WH Trading, like CME Group, was forced to make the challenging transition from a trading firm to a technology firm. Over the last decade, I have guided WH Trading through a major expansion as we built an electronic, automated trading operation that has also served to enhance and grow our robust floor trading operation. However, the advancement of technology and the evolution of the financial markets is a never-ending process, and in the coming decade the ability to adapt to changes, some of which we cannot currently predict, will dictate survival and success. I know what it takes to survive and thrive amidst change, and as a Board member, I will continue to work tirelessly to ensure that the Exchange and its members are best prepared for the next systemic change.

I am running because the Board of Directors continued to need a member who has a diverse trading background that includes open outcry, electronic, over the counter and options trading experience. I have traded on all of these execution venues and understand the issues, benefits and market structure implications associated with each. With options trading comprising approximately 20% of CME Group’s overall volume, its members deserve a Board member who truly understands the critical issues, complex market structure and pressing problems facing options traders. My 25 years of option trading, risk management, and strategic planning provides a necessary voice on the Board of Directors as open outcry, exchange matching engines and voice brokers all compete for options volume. Finally, WH Trading holds memberships at CME, CBOT, NYMEX, and COMEX, which provides me with a holistic perspective of CME Group and the unique challenges and opportunities that face CME members.

I am running because I understand the importance of strong relationships. Over the past decade I have worked to advocate on behalf of, and preserve the interests of, the trading industry. Annually I travel to Washington, DC, to advocate on behalf of CME Group where I participate in informational sessions with SEC and CFTC commissioners, House and Senate Committees, and Congressional Leadership. In 2014, I participated in an intimate meeting with then-Speaker of the House John Boehner to ensure that CME Group’s interests were represented and its legislative priorities advanced. I understand the importance of strong relationships with Washington, and as a result I was solicited to serve as a CME PAC Board of Director, working to ensure that support is given to candidates to guarantee their education and understanding of CME Group.

Should you have any questions, or would like to chat, please do not hesitate to reach out to me. Please visit willhobertcme.com to learn more about me and see instructions about how to cast your vote electronically.

Sincerely,

Will Hobert
Managing Member
WH Trading LLC
whobert@whtrading.com

***

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urges to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and options expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Homepage

To respond to industry challenges new voices must be heard.

Vote Now

As seen in:

•	Chicago Tribune

•	Crain’s Chicago

•	Crowdfund Insider

•	Blue Sky Innovation

•	Fox Business

CME Campaign Letter:

REWIND/FAST FORWARD

Mark Twain said that, “History doesn’t repeat itself, but it often rhymes”. My late father, Brian Monieson (BPM) former Chairman of the CME (1983 - 1985) ran for the board in 1982 with this letter entitled Close Encounters of the Third Kind. The letter began with the following:

Coming Soon! From the same people who gave you the hit smash:

N.Y. STOCK EXCHANGE SEATS PLUNGE FROM $540,000 TO $34,000

GOODBODY BROKERAGE FILES FOR BANKRUPTCY

BROKERAGE INCOME DROPS 55% UNDER NEGOTIATED COMMISSIONS

MERRILL LYNCH WILL MAKE THEIR OWN MARKETS

ONE-MINUTE TIME STAMPING REGULATION STRANGLING OUR FIRMS

Sound familiar? Competition, consolidation, and regulation once again threaten our industry. With thirty years of trading experience and memberships on the CME, CBOT, NYMEX and COMEX this is a chart pattern I have seen before. With a nod to a current sci-fi blockbuster steeped in its own history, we must again awaken the force within that which is our membership. Together:

We Must Introduce New Products I built my career on new product innovation. I am a founding member of the NASDAQ100 futures pit. I have also been an active market maker in many exchange initiatives including Rolling Spot, Mexican IPC, and EuroS&P contracts. We need to continue to expand our product suite and launch new products for our membership.

We Must Expand our Customer Base As Chairman of the Board of Hyde Park Angels, the largest member-run angel group in the Midwest, I helped the CME Group Foundation build relationships with Cambridge University in London and Tsinghua University in China. These relationships in turn provide research partners in Europe and Asia that can spearhead new product innovation and expand customer reach.

We Must Build our Base of Liquidity Providers As a second generation CME Group member and an active electronic trader, I understand the value of liquidity providers in our markets. We must continue to recognize our largest providers, but also develop and nurture relationships with those groups and firms that are up and coming.

We Must Demand Clarity around Rules and Regulations The biggest hurdle that our industry faces today is the broad-based interpretation of rules by our regulators that can impact the liquidity of our markets. As an actively engaged member of the CME PAC Committee since 2006, I continue to watch our voices gain attention in Washington. Also, I have worked with several FinTech startups that strive to provide new alternatives to managing compliance and regulatory obligations and streamlining post-trade processing.

When considering the opportunity to run for the Board of Directors for the CME Group, I was told this would be a popularity contest that favors the incumbents. To be elected I would have to make phone calls, give campaign trinkets, get references, and write personal messages.

Nonsense. Our exchanges and its diverse membership understand that to successfully respond to industry challenges, new voices must be heard. We can no longer rest on our laurels. I am deeply committed to our exchange and ask you to support an old name and new face to serve as your elected Class B-1 Director.

Douglas Monieson (DMON)

www.douglasmonieson.com

monieson@hydeparkangels.com

I am deeply committed to our exchange and ask you to support an old name and new face to serve on the CME Board of Directors as your elected Class B-1 Director.

Trading Experience

Doug Monieson, a second-generation CME member, is an active electronic futures trader with thirty years of industry experience.

He has a proven track record in trading, risk management, and new product development. He has founded, backed and successfully overseen several brokerage, local and trading groups at the CME and CBOT. He holds membership on the CME, CBOT, NYMEX and COMEX.

Mr. Monieson serves on the Pit Supervision Committee and is a founding member and former Pit Vice-Chairman of the NASDAQ 100 futures pit. In addition, he is a long-time and influential member of the CME Political Action Committee.

Furthermore, he served on the B-1 nominating committee and worked with CME to enhance its communications to Class B shareholders regarding candidate selection and the election process.

He initiated and played a lead role in building a relationship between the CME Group Foundation and Cambridge University in London and Tsinghua University in China. The partnerships now provide the CME research with opportunities to launch new product innovation and expand customer reach within the growing field of Alternative Finance.

Testimonial

I consider him a trusted mentor and close friend. In my current role, he has been a great outlet and always has an intelligent, yet very logical perspective on today’s current market issues and events.

DAN GUNSBERGCOO, DV TRADING

Early Career

While in high school, Doug started his finance career as a runner, phone clerk and arb clerk on the floor of the CME.

He interned with Bank of America on the Singapore International Monetary Exchange (SIMEX) and with Salomon Brothers in sales and trading.

After completing his MBA, he traded spot foreign exchange for Manufacturers Hanover in New York and then Commodities Corporation, which returned him to Chicago and as well as the CME.

He has a B.A. in Economics from University of Michigan and an MBA in Finance from University of Chicago, Booth School of Business.

Hyde Park Angels

People volunteering together in the spirit of cooperation

can accomplish great things

-Ben Franklin

Hyde Park Angels is one of the premier midwest early stage investor groups that connects entrepreneurs and members through financial and human capital to foster successful outcomes for members, companies and communities

Doug Monieson is Chairman of the board of Hyde Park Angels, one of the largest and most active member-driven angel group in the Midwest. With a membership of over 100 successful entrepreneurs, executives, and venture capitalists, the organization prides itself on providing not only capital, but also critical strategic expertise to entrepreneurs and the entrepreneurial community.

By leveraging the members’ deep and broad knowledge of multiple industries and financial capital, Hyde Park Angels has driven multiple exits and invested millions of dollars in over 40 portfolio companies that have created over 850 jobs in the Midwest since 2007. Mr. Monieson became a Hyde Park Angel’s investor in 2008, and will continue as Chairman until his term expires in June 2016.

Doug was an outstanding asset in the process of establishing an angel fund: he is a savvy investor who asks the right questions, gets at tough issues, and sees matters through to resolution.

DONNA ZARCONE

PRESIDENT AND CEO OF ECONOMICS CLUB OF CHICAGO

The first deal Mr Monieson led at HPA in 2008 was an investment in Gradebeam, a pioneer of Software as a Service in the construction industry. Investing in a construction company during the greatest recession in our lifetime was both challenging and rewarding. The investment thesis was that our customers, America’s largest General Contractors, would embrace technology during an economic slowdown to drive down costs and improve efficiencies. Led by an outstanding CEO and board of industry insiders, we doubled revenues and were acquired in 2011 by Textura Corporation (TXTR).

Through Doug’s leadership with the investment of Hyde Park Angels, GradeBeam.com was able to significantly increase revenue and market share which resulted in a successful exit for the investors.

BRYAN JUREWITZ

CEO OF GRADEBEAM, NOW COO OF THREADMEUP

Additional information on Hyde Park Angels is available at www.hydeparkangels.com

Information made available on such website does not constitute a part of this website or this solicitation for your proxy

Board Experience Page

Experienced board member with nominating, governance, and compensation expertise.

Company Name (Industry)	Time Served	Summary	Notable Achievements
HYDE PARK ANGELS	8 years 2008-Present	HPA is the premier Midwest early stage investor group that connects entrepreneurs and members through financial and human capital to foster successful outcomes for members, companies and communities.

•    Chairman of the Board 2012-2016

•    Hired new Managing Director, 2014

•    launched Hyde Park Venture Partners fund, 2011

•    Formalized University of Chicago and Hyde Park Angels relationship

•    Installed succession plan for board members and leadership committees.

•    Revised bylaws.

•    Established first Director and Officer Insurance Policy for an angel group.

Gradebeam	3 Years 2008-2011	Led HPA’s investment in Gradebeam, a cloud-based project management suite for construction industry. Company was acquired by Textura Corporation in 2011.	Created board of directors. • Recruited independent director • Reengaged original investors • Restructured CEO compensation • Hired Investment banker and sourced acquirer.

UICO	4 years 2012-2016	UICO is a Silicon Valley based, venture backed touch technology company that allows touch through water and gloves. Our customers include Fortune 1000 companies in the industrial, medical, wearable and marine sectors.	• Sourced experienced mentor for companies CEO. • Helped Install tech team in SF • Oversaw professionalization of company management

Hyde Park Venture Partners	4 years 2012-2016	Limited Partners Advisory Committee for $25M early stage venture capital fund focused on software startups in the Midwest.

•    Established valuation criteria for fund

•    Addressed potential conflicts of interest between General and Limited Partners.

•    Helped HPVP manage conflicts from investment overlap between initial and second fund

Rails to Trails Conservancy	1 Year 2015-2016	RTC is an $8M/year charity creating a nationwide network of trails from former rail lines to build healthier places for healthier people.

Created metrics for managing Projects of National Significance.

•    Restructured marketing committee to promote mission of the organization

•    introduced large bike manufacturer with goal to form partnership and sponsorship.

Alternative Finance Page

There is a huge opportunity to create a secondary market for these loans and provide pricing transparency and risk transference for the issuers and users of these products

The Alternative Finance Institute at The University of Chicago, in partnership with the Center for Alternative Finance at Cambridge University, is conducting the first worldwide study on the growth of Alternative Finance.

Today, finance platforms such as crowdfunding and peer-to-peer lending are utilizing cutting edge technology to change the way in which people and institutions access money.

Mr. Monieson, an Associate Director of the Alternative Finance Institute at University of Chicago Booth Business School, played a lead role in establishing the CME as a leading sponsor of the first-ever study.

Additional information on the Alternative Finance Institute at the University of Chicago is available at http://polskycenter.com/altfin/

Information made available on such website does not constitute a part of this website or this solicitation for your proxy

Contact Page

Click below to book an appointment with Doug:

Email:

doug.monieson@gmail.com

Contact Number:

312-604-6175

LinkedIn:

https://www.linkedin.com/in/douglasmonieson

For Additional Assistance, please contact Sheila Schuringa

Contact Number:

312-604-6152

JEREMY PERLOW CME Member (JAIR) Class B-1 Shareholder 2016 Nominee Board of Directors

Dear Fellow Class B-1 Shareholders,

I am honored to announce I am seeking your support in the Class B-1 Board of Directors election. It has truly been an amazing journey for me. I remember the day as if it were yesterday. I was a kid and my father took me onto the exchange floor. When I walked onto the floor, I knew this was where I belonged. That first time walking onto the exchange was one of the greatest experiences of my life.

I am a second-generation member of the CME Group. In 1982, I started working on the trading floor as a runner and then a phone clerk. I became a member of the exchange in 1988. Working alongside my father, Leo R. Perlow, I was taught to have respect for the market and the floor community as a whole. I believe these values have attributed to my longevity in the business and earned me the esteem of my fellow members.

Being a Floor Broker and Trader on the CME has afforded me so many great experiences. Over the course of my career I have worked alongside my peers with integrity and great pride. Our industry is continuously evolving. Due to my background in computer sciences, I have been able to adapt and evolve with the advancement of technology in our industry. These experiences and my background in computer sciences make me a prime candidate to serve on the CME Group Board of Directors.

In addition to my history with CME Group, I have a diverse background in computer programming. I previously served on the CME’s Technology and Communications Committee at the introduction of electronic trading and the launch of the Globex platform. I am proficient in computer technology and founded a business specializing in building and developing web-based applications. I have designed and programmed software and have extensive experience in all aspects of IT, including managing an internet based company. When considering my election to the board, my ability in this area is a valuable asset.

While my expertise in technology is a reliable foundation for embracing the electronic trading platform, my first concern is to safeguard the principles traditionally upheld by our members. It is the responsibility of the Board of Directors to establish efficient monitoring capabilities, including management and auditing of high-frequency trading. Serving on the Board of Directors would allow direct involvement in creating, implementing and monitoring the guidelines designed to guarantee the safety and security of electronic trading. Although it is possible for the two methods of trading to successfully co-exist, my core belief is that human governance remains necessary to chaperone technology.

As we continue a strong momentum toward growth and expansion, the primary focus of CME Group is to distinguish the Exchange as a global pioneer by raising the bar with technology. Strengthening visibility through aggressive marketing and communications initiatives are crucial. My goal is to create long-term value and security for our clients, members, and shareholders.

It is critical that Board Members possess more diversity, fresh, innovative ideas, and the integrity to execute the initiatives that will create positive change on behalf of all members, shareholders and participants of the Exchange. The Exchange has become a tech company focus on commodity trading which is why my background would serve to help the Exchange compete for growth. My priority as an elected Board Member would be to fulfill the responsibility of representing the interests of all stakeholders.

It is an honor to be nominated by my fellow members, and I value the opportunity to serve as your Class B-1 Director. I am committed to achieving our shared goals; maintaining transparency and integrity in the marketplace, initiating security guidelines and advancing CME Group toward the forefront of global branding.

I humbly ask for your vote in the upcoming Class B-1 Shareholders election and look forward to a prosperous future.

Respectfully,

Jeremy Jay Perlow (“JAIR”)

Please note that due to SEC filing regulations, I am regretfully unable to discuss campaign issues via email, but I encourage you to call me with any questions or comments at 312-420-3718 or seek me out on the floor. Badge(JAIR) or visit my LinkedIn Profile. Information contained on my LinkedIn profile does not constitute part of this solicitation. Thank you.

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear Friends, members and shareholders,

Time for the annual CME Directors’ election again and we need you to vote. Your vote is important and I hope you will continue to support me as one of your experienced Class B-1 directors.

Why should you vote? What’s at stake?

The first time I ran for the Board, in 1999, I wrote in my letter to the membership: “Two of the toughest issues that we have ever faced are immediately at hand.” The CME was about to convert to a for-profit entity while at the same time “… ride the tidal wave of technological change that’s sweeping the business landscape…”

Since that time, while the nation has gone thru the ups and downs of war, the Great Recession and wide ranging political uncertainly, CME has emerged as a major pillar of the derivatives industry around which continue to swirl what are for us the great questions of the day.

What is the role of the free markets we created in a post-industrial economy? How will the continued evolution of technology change them and the traditional role many of us filled as liquidity providers? What must the response of the CME and of those of us who still have a stake in its future be to the seemingly unending incursions of state, federal and international regulatory agencies into our markets?

These are questions that are as poignant today as were those I posed in 1999.

It is not time for on the job training that the current annual board election cycle regrettably calls for. The CME, now designated as a Systemically Important Financial Market Utility (SIFMU), cannot afford to experiment. I have been co-chair of the Clearing House Risk Committee since 2004 and am dedicated to ensuring that our Clearing House continues to be safe and sound. More than ever, Membership holders need Board members who understand the ongoing and complex process of running the largest and most diverse exchange in the world. Traders, member firms and regulators alike need to know that they can rely on the continuity and stability that CME has provided thru good times and bad.

My 40 years at the exchange, from runner, to trader, to Director, have allowed me to find a balance between service to the members and customers and overall profitability – each are impossible without the other.

Those of us who have stayed, who still own memberships and perhaps CME equity as well, know that markets for both ebb and flow. While interest rates, volatility and inflation are currently at historic lows, our exchange is positioned better than any other to take advantage when the pendulum inevitably swings back. With a strong foothold in Europe and Asia, CME’s potential for growth is significant and, while as a floor trader I found the adjustment to full time electronic trading difficult, I believe that membership values will benefit disproportionately when they do.

I have worked hard to bring a member, trader, and at the same time, shareholder perspective to the Board. I hope to continue to do this. Please use the coming proxies to vote and show your confidence in me to help your exchange navigate into the future.

Respectfully

Howard Siegel

If you have any questions I can be reached at 773 983 5651

or by Email Hjsiegel@gmail.com

Committee	Eff Date	Exp Date	Position	Member Type
1984 PIT S&P 500 FUTURES (IOM)	1/1/1984	12/31/1984		MEMBER
1985 ARBITRATION	1/1/1985	12/31/1985		MEMBER
1985 PIT S&P 500 FUTURES (IOM)	1/1/1985	12/31/1985		MEMBER
1986 ARBITRATION	1/1/1986	12/31/1986		MEMBER
1986 PIT S&P 500 FUTURES (IOM)	1/1/1986	12/31/1986		MEMBER
1987 ARBITRATION	3/4/1987	6/30/1987		MEMBER
1987 BOOTH SPACE ALLOCATION	3/4/1987	12/31/1987		MEMBER
1987 FLOOR TRADERS	3/4/1987	12/31/1987		MEMBER
1987 PIT S&P 500 FUTURES (IOM)	3/4/1987	12/31/1987		MEMBER
1987 S&P REVIEW COMMITTEE	1/1/1987	12/31/1987		MEMBER
1988 BOOTH SPACE ALLOCATION	3/1/1988	12/31/1988		MEMBER
1988 BOOTH SPACE ALLOCATION EQUITY SUB-COMMITTEE—A	3/9/1988	12/31/1988		MEMBER
1988 PROBABLE CAUSE	2/17/1988	12/31/1988		MEMBER
1988 S&P REVIEW COMMITTEE	3/1/1988	12/31/1988		MEMBER
1989 PROBABLE CAUSE	3/1/1989	12/31/1989		MEMBER
1990 PROBABLE CAUSE	3/1/1990	12/31/1990		MEMBER
1993 EQUITY COMPLEX DESIGN SUB-COMMITTEE	6/30/1993	12/31/1993		MEMBER
1994 EQUITY COMPLEX DESIGN SUB-COMMITTEE	3/1/1994	12/31/1994		MEMBER
1994 GRIEVANCE COMMITTEE	7/13/1994	12/31/1994		MEMBER
1996 EQUITY INDICES	5/1/1996	12/31/1996		MEMBER
1996 EQUITY INDICES	4/9/1996	12/31/1996		ADVISOR
1996 PIT S&P 500 FUTURES (IOM)	7/2/1996	12/31/1996		MEMBER
1997 BROKER ASSOCIATION TASK FORCE	3/20/1997	12/31/1997		MEMBER
1997 CUBS/TOPS ROUTE COMMITTEE	3/5/1997	12/31/1997		MEMBER
1997 EQUITY RECONFIGURATION	10/8/1997	12/31/1997		MEMBER
1997 FLOOR TRADERS	3/5/1997	12/31/1997		MEMBER
1997 NOMINATING—IOM	1/16/1997	12/31/1997		MEMBER
1997 PIT S&P 500 FUTURES (IOM)	3/1/1997	12/31/1997		MEMBER
1998 AD HOC EQUITY RECONFIGURATION WORKING GROUP	10/12/1998	1/10/1999		MEMBER
1998 AUTOMATED TRADING CARD	3/4/1998	1/10/1999		MEMBER
1998 BROKER ASSOCIATION TASK FORCE	3/1/1998	1/10/1999		MEMBER
1998 EQUITY RECONFIGURATION	3/1/1998	1/10/1999		MEMBER
1998 FINANCIAL INSTRUMENTS OVERSIGHT COMMITTEE	3/4/1998	1/10/1999		ADVISOR
1998 FLOOR COMMUNICATIONS	3/4/1998	1/10/1999		MEMBER
1999 AD HOC EQUITY RECONFIGURATION WORKING GROUP	1/10/1999	1/13/2000		MEMBER
1999 AUTOMATED TRADING CARD	1/10/1999	1/10/1999		MEMBER
1999 BOARD OF DIRECTORS	12/10/1999	2/1/2000		MEMBER
1999 BROKER ASSOCIATION TASK FORCE	1/10/1999	1/10/1999		MEMBER
1999 EQUITY RECONFIGURATION	1/10/1999	2/1/2000		MEMBER
1999 FINANCIAL INSTRUMENTS OVERSIGHT COMMITTEE	1/10/1999	2/1/2000		ADVISOR
1999 FLOOR COMMUNICATIONS	1/10/1999	1/10/1999		MEMBER
2000 BOARD OF DIRECTORS	2/1/2000	4/4/2001		MEMBER
2000 BOOTH SPACE ALLOCATION	2/1/2000	12/11/2000	VICE CHAIR	MEMBER
2000 BOOTH SPACE ALLOCATION EQUITY SUB-COMMITTEE—A	4/18/2000	2/1/2000	VICE CHAIR	MEMBER
2000 BROKER ASSOCIATION COMMITTEE	2/1/2000	12/11/2000	VICE CHAIR	MEMBER
2000 DUAL TRADING	2/1/2000	12/11/2000	VICE CHAIR	MEMBER

2000 EQUITY INDICES	2/1/2000	12/11/2000	VICE CHAIR	MEMBER
2000 EQUITY INDICES NASDAQ SPLIT SUB	1/31/2000	12/11/2000		MEMBER
2000 EQUITY RECONFIGURATION	2/1/2000	12/11/2000	CHAIR	MEMBER
2000 FINANCIAL INSTRUMENTS OVERSIGHT COMMITTEE	2/1/2000	12/11/2000		ADVISOR
2000 GLOBEX OVERSIGHT COMMITTEE	2/2/2000	12/11/2000		MEMBER
2000 LEASING	2/1/2000	12/11/2000	VICE CHAIR	MEMBER
2000 PORK PRODUCTS	8/30/2000	12/11/2000	CO-CHAIR	MEMBER
2000 TRADING FLOOR TECHNOLOGY OVERSIGHT COMMITTEE	2/1/2000	12/11/2000		NOTICE
2000 WIRELESS HEADSET COMMITTEE	3/1/2000	12/11/2000		MEMBER
2001 BOARD OF DIRECTORS	4/4/2001	4/18/2002		MEMBER
2002 BOARD NOMINATING	11/7/2002	4/23/2003		MEMBER
2002 BOARD OF DIRECTORS	4/18/2002	4/23/2003		MEMBER
2002 BOARD STEERING—GLOBEX SUB	9/23/2002	4/23/2003		MEMBER
2002 ELECTRONIC TRANSITION	5/1/2002	4/23/2003		MEMBER
2002 MARKET REGULATION OVERSIGHT	5/1/2002	4/23/2003		MEMBER
2002 MARKET REGULATION OVERSIGHT LIVE CATTLE SUB	4/21/2003	4/23/2003		MEMBER
2002 MARKETING & PUBLIC RELATIONS ADVISORY	5/1/2002	4/23/2003		MEMBER
2002 MEMBERSHIP	5/1/2002	4/23/2003		MEMBER
2002 PIT SUPERVISION COMMITTEE	5/1/2002	4/23/2003	CO-CHAIR	MEMBER
2002 REGULATORY OVERSIGHT	5/1/2002	5/1/2002		MEMBER
2002 TRADING FLOOR OPERATIONS	5/1/2002	4/23/2003		MEMBER
2003 AD HOC TO REVIEW CLASS B SHAREHOLDERS & TRADING PRIVILE	8/6/2003	4/22/2004		MEMBER
2003 BOARD OF DIRECTORS	4/23/2003	4/22/2004		MEMBER
2003 BOARD STEERING—GLOBEX SUB	4/23/2003	4/22/2004		MEMBER
2003 BUSINESS CONDUCT	4/24/2003	4/22/2004	CO-CHAIR	MEMBER
2003 ELECTRONIC TRANSITION	4/23/2003	4/22/2004		MEMBER
2003 MARKET REGULATION OVERSIGHT	4/23/2003	4/22/2004		MEMBER
2003 MARKET REGULATION OVERSIGHT LIVE CATTLE SUB	4/23/2003	4/22/2004		MEMBER
2003 MARKETING AND PUBLIC RELATIONS ADVISORY	4/23/2003	4/22/2004		MEMBER
2003 MEMBERSHIP	4/23/2003	4/22/2004		MEMBER
2003 PIT SUPERVISION COMMITTEE	4/23/2003	4/22/2004	CO-CHAIR	MEMBER
2003 TRADING FLOOR OPERATIONS	4/23/2003	4/22/2004		MEMBER
2004 AD HOC TO REVIEW CLASS B SHAREHOLDERS & TRADING PRIVILE	4/22/2004	4/22/2004		MEMBER
2004 BOARD OF DIRECTORS	4/22/2004	4/28/2005		MEMBER
2004 BOARD STEERING	5/6/2004	4/28/2005		MEMBER
2004 BOARD STEERING—GLOBEX SUB	4/22/2004	5/5/2004		MEMBER
2004 BUSINESS CONDUCT	4/22/2004	4/28/2005	CO-CHAIR	MEMBER
2004 CLEARING HOUSE RISK	5/6/2004	4/28/2005	CO-CHAIR	MEMBER
2004 CLEARING HOUSE RISK SUB	5/6/2004	4/28/2005	CO-CHAIR	MEMBER
2004 ELECTRONIC TRANSITION	4/22/2004	4/28/2005		MEMBER
2004 FCM COMMITTEE	5/5/2004	4/28/2005	CO-CHAIR	MEMBER
2004 MARKET REGULATION ADVISORY GROUP	4/22/2004	4/28/2005		MEMBER
2004 MARKET REGULATION OVERSIGHT LIVE CATTLE SUB	4/22/2004	4/28/2005		MEMBER
2004 MARKETING AND PUBLIC RELATIONS ADVISORY	5/6/2004	4/28/2005		MEMBER
2004 MEMBERSHIP	4/22/2004	4/28/2005		MEMBER
2004 PIT SUPERVISION COMMITTEE	4/22/2004	4/28/2005	CO-CHAIR	MEMBER
2004 TRADING FLOOR OPERATIONS	4/22/2004	4/28/2005		MEMBER

2005 BOARD OF DIRECTORS	4/28/2005	4/26/2006		MEMBER
2005 BOARD STEERING	4/28/2005	4/26/2006		MEMBER
2005 BUSINESS CONDUCT	4/28/2005	4/26/2006	CO-CHAIR	MEMBER
2005 CLEARING HOUSE RISK	4/28/2005	4/26/2006	CO-CHAIR	MEMBER
2005 CLEARING HOUSE RISK SUB	4/28/2005	4/26/2006	CO-CHAIR	MEMBER
2005 ELECTRONIC TRANSITION	4/28/2005	4/26/2006		MEMBER
2005 FCM COMMITTEE	4/28/2005	4/26/2006	CO-CHAIR	MEMBER
2005 MARKET REGULATION ADVISORY GROUP	4/28/2005	4/26/2006		MEMBER
2005 MARKET REGULATION OVERSIGHT LIVE CATTLE SUB	4/28/2005	4/26/2006		MEMBER
2005 MARKETING AND PUBLIC RELATIONS ADVISORY	4/28/2005	4/26/2006		MEMBER
2005 MEMBERSHIP	4/28/2005	4/26/2006		MEMBER
2005 PIT SUPERVISION COMMITTEE	4/28/2005	4/26/2006	CO-CHAIR	MEMBER
2005 TRADING FLOOR OPERATIONS	4/28/2005	4/26/2006		MEMBER
2006 BOARD NOMINATING	6/6/2006	4/24/2007		MEMBER
2006 BOARD OF DIRECTORS	4/27/2006	4/24/2007		MEMBER
2006 BOARD STEERING	4/27/2006	4/24/2007		MEMBER
2006 BUSINESS CONDUCT	4/27/2006	4/24/2007	CO-CHAIR	MEMBER
2006 CLEARING HOUSE RISK	4/27/2006	4/24/2007	CO-CHAIR	MEMBER
2006 CLEARING HOUSE RISK SUB	4/27/2006	4/24/2007	CO-CHAIR	MEMBER
2006 ELECTRONIC TRANSITION	4/27/2006	4/24/2007		MEMBER
2006 FCM COMMITTEE	4/27/2006	4/24/2007	CO-CHAIR	MEMBER
2006 MARKET REGULATION ADVISORY GROUP	4/27/2006	4/24/2007		MEMBER
2006 MARKETING AND PUBLIC RELATIONS ADVISORY	4/27/2006	4/24/2007		MEMBER
2006 MEMBERSHIP	4/27/2006	4/24/2007		MEMBER
2006 PIT SUPERVISION COMMITTEE	4/27/2006	4/24/2007	CO-CHAIR	MEMBER
2006 TRADING FLOOR OPERATIONS	4/27/2006	4/24/2007		MEMBER
2007 AD HOC TRADING FLOOR TRANSITION POST CBOT/CME MERGER	8/8/2007	5/7/2008		MEMBER
2007 BOARD NOMINATING	4/25/2007	5/7/2008		MEMBER
2007 BOARD OF DIRECTORS	4/25/2007	5/7/2008		MEMBER
2007 CME BUSINESS CONDUCT (AS OF 11/29/07)	4/25/2007	5/7/2008	CO-CHAIR	MEMBER
2007 CME FLOOR CONDUCT COMMITTEE (FKA PIT SUPERVISION)	4/25/2007	5/7/2008	CO-CHAIR	MEMBER
2007 CME GROUP CLEARING HOUSE RISK (AS OF 11/29/07)	4/25/2007	5/7/2008	CO-CHAIR	MEMBER
2007 CME GROUP CLEARING HOUSE RISK SUB	4/25/2007	5/7/2008	CO-CHAIR	MEMBER
2007 ELECTRONIC TRANSITION	4/25/2007	5/7/2008		MEMBER
2007 FCM COMMITTEE	4/25/2007	10/10/2007	CO-CHAIR	MEMBER
2007 MARKET REGULATION ADVISORY GROUP	4/25/2007	5/7/2008		MEMBER
2007 MARKETING AND PUBLIC RELATIONS ADVISORY	4/25/2007	5/7/2008		MEMBER
2007 MEMBERSHIP	4/25/2007	5/7/2008		MEMBER
2007 STRATEGIC STEERING (FKA BOARD STEERING)	4/25/2007	7/12/2007		MEMBER
2007 TRADING FLOOR OPERATIONS	4/25/2007	5/7/2008		MEMBER
2008 AD HOC TRADING FLOOR TRANSITION POST CBOT/CME MERGER	5/8/2008	5/13/2009		MEMBER
2008 BOARD NOMINATING	5/8/2008	5/13/2009		MEMBER
2008 BOARD OF DIRECTORS	5/8/2008	5/13/2009		MEMBER
2008 CME BUSINESS CONDUCT (AS OF 11/29/07)	5/8/2008	5/13/2009	CO-CHAIR	MEMBER
2008 CME FLOOR CONDUCT COMMITTEE (FKA PIT SUPERVISION)	5/8/2008	11/24/2008	CO-CHAIR	MEMBER
2008 CME GROUP CLEARING HOUSE RISK (AS OF 11/29/07)	5/8/2008	5/13/2009	CO-CHAIR	MEMBER
2008 CME GROUP CLEARING HOUSE RISK SUB	5/8/2008	5/13/2009	CO-CHAIR	MEMBER

2008 CME GROUP FLOOR CONDUCT (AS OF 11/24/08)	11/24/2008	5/13/2009	CO-CHAIR	MEMBER
2008 CME MEMBERSHIP	5/8/2008	5/13/2009		MEMBER
2008 ELECTRONIC TRANSITION	5/8/2008	5/13/2009		MEMBER
2008 MARKET REGULATION ADVISORY GROUP	5/8/2008	5/13/2009		MEMBER
2008 MARKETING AND PUBLIC RELATIONS ADVISORY	5/8/2008	5/13/2009		MEMBER
2008 TRADING FLOOR OPERATIONS	5/8/2008	5/13/2009		MEMBER
2009 AD HOC TRADING FLOOR TRANSITION POST CBOT/CME MERGER	5/13/2009	5/5/2010		MEMBER
2009 BOARD NOMINATING	5/13/2009	5/5/2010		MEMBER
2009 BOARD OF DIRECTORS	5/13/2009	5/5/2010		MEMBER
2009 CME BUSINESS CONDUCT (AS OF 11/29/07)	5/13/2009	5/5/2010	CO-CHAIR	MEMBER
2009 CME GROUP CLEARING HOUSE RISK (AS OF 11/29/07)	5/13/2009	5/5/2010	CO-CHAIR	MEMBER
2009 CME GROUP CLEARING HOUSE RISK SUB	5/13/2009	5/5/2010	CO-CHAIR	MEMBER
2009 CME MEMBERSHIP	5/13/2009	5/5/2010		MEMBER
2009 CME PROBABLE CAUSE (AS OF 11/29/07)	5/13/2009	5/5/2010	CO-CHAIR	MEMBER
2009 CME/CBOT FLOOR CONDUCT (NAME CHNGD FROM CME GROUP 7/09)	5/13/2009	5/5/2010	CO-CHAIR	MEMBER
2009 ELECTRONIC TRANSITION	5/13/2009	5/5/2010		MEMBER
2009 MARKET REGULATION ADVISORY GROUP	5/13/2009	5/5/2010		MEMBER
2009 MARKETING AND PUBLIC RELATIONS ADVISORY	5/13/2009	5/5/2010		MEMBER
2009 TRADING FLOOR OPERATIONS	5/13/2009	5/5/2010		MEMBER
2010 AD HOC TRADING FLOOR TRANSITION POST CBOT/CME MERGER	5/6/2010	6/8/2011		MEMBER
2010 BOARD NOMINATING	5/6/2010	6/8/2011		MEMBER
2010 BOARD OF DIRECTORS	5/6/2010	6/8/2011		MEMBER
2010 CME BUSINESS CONDUCT (AS OF 11/29/07)	5/6/2010	6/8/2011	CO-CHAIR	MEMBER
2010 CME GROUP CLEARING HOUSE RISK (AS OF 11/29/07)	5/6/2010	6/8/2011	CO-CHAIR	MEMBER
2010 CME GROUP CLEARING HOUSE RISK SUB	5/6/2010	6/8/2011	CO-CHAIR	MEMBER
2010 CME MEMBERSHIP	5/6/2010	6/8/2011		MEMBER
2010 CME PROBABLE CAUSE (AS OF 11/29/07)	5/6/2010	6/8/2011	CO-CHAIR	MEMBER
2010 CME/CBOT FLOOR CONDUCT (NAME CHNGD FROM CME GROUP 7/09)	5/6/2010	6/8/2011	CO-CHAIR	MEMBER
2010 ELECTRONIC TRANSITION	5/6/2010	6/8/2011		MEMBER
2010 GFX BOARD	5/9/2011	6/8/2011		MEMBER
2010 IRS RISK COMMITTEE	11/3/2010	6/8/2011		MEMBER
2010 MARKET REGULATION ADVISORY GROUP	5/6/2010	6/8/2011		MEMBER
2010 MARKETING AND PUBLIC RELATIONS ADVISORY	5/6/2010	6/8/2011		MEMBER
2010 TRADING FLOOR OPERATIONS	5/6/2010	6/8/2011		MEMBER
2011 AD HOC TRADING FLOOR TRANSITION POST CBOT/CME MERGER	6/9/2011	5/23/2012		MEMBER
2011 BOARD OF DIRECTORS	6/9/2011	5/23/2012		MEMBER
2011 CDS RISK COMMITTEE	8/29/2011	5/23/2012		MEMBER
2011 CME BUSINESS CONDUCT (AS OF 11/29/07)	6/9/2011	5/23/2012	CO-CHAIR	MEMBER
2011 CME GROUP CLEARING HOUSE RISK (AS OF 11/29/07)	6/9/2011	5/23/2012	CO-CHAIR	MEMBER
2011 CME GROUP CLEARING HOUSE RISK SUB	6/9/2011	5/23/2012	CO-CHAIR	MEMBER
2011 CME MEMBERSHIP	6/9/2011	5/23/2012		MEMBER
2011 CME PROBABLE CAUSE (AS OF 11/29/07)	6/9/2011	5/23/2012	CO-CHAIR	MEMBER
2011 CME/CBOT FLOOR CONDUCT (NAME CHNGD FROM CME GROUP 7/09)	6/9/2011	5/23/2012	CO-CHAIR	MEMBER
2011 ELECTRONIC TRANSITION	6/9/2011	5/23/2012		MEMBER
2011 GFX BOARD	6/9/2011	5/23/2012		MEMBER
2011 IRS RISK COMMITTEE	6/9/2011	5/23/2012		MEMBER
2011 MARKET REGULATION ADVISORY GROUP	6/9/2011	5/23/2012		MEMBER

2011 MARKETING AND PUBLIC RELATIONS ADVISORY	6/9/2011	5/23/2012		MEMBER
2011 STRATEGIC STEERING (FKA BOARD STEERING)	8/3/2011	5/23/2012		MEMBER
2011 TRADING FLOOR OPERATIONS	6/9/2011	5/23/2012		MEMBER
2012 AD HOC BOARD	5/24/2012	5/22/2013		MEMBER
2012 AD HOC TRADING FLOOR TRANSITION POST CBOT/CME MERGER	5/24/2012	5/22/2013		MEMBER
2012 BOARD OF DIRECTORS	5/24/2012	5/22/2013		MEMBER
2012 CDS RISK COMMITTEE	5/24/2012	5/22/2013		MEMBER
2012 CME BUSINESS CONDUCT (AS OF 11/29/07)	5/24/2012	5/22/2013	CO-CHAIR	MEMBER
2012 CME GROUP CLEARING HOUSE RISK (AS OF 11/29/07)	5/24/2012	5/22/2013	CO-CHAIR	MEMBER
2012 CME GROUP CLEARING HOUSE RISK SUB	5/24/2012	5/22/2013	CO-CHAIR	MEMBER
2012 CME MEMBERSHIP	5/24/2012	5/22/2013		MEMBER
2012 CME PROBABLE CAUSE (AS OF 11/29/07)	5/24/2012	5/22/2013	CO-CHAIR	MEMBER
2012 CME/CBOT FLOOR CONDUCT (NAME CHNGD FROM CME GROUP 7/09)	5/24/2012	5/22/2013	CO-CHAIR	MEMBER
2012 ELECTRONIC TRANSITION	5/24/2012	5/22/2013		MEMBER
2012 GFX BOARD	5/24/2012	5/22/2013		MEMBER
2012 IRS RISK COMMITTEE	5/24/2012	5/22/2013		MEMBER
2012 MARKET REGULATION ADVISORY GROUP	5/24/2012	7/12/2012		MEMBER
2012 MARKETING AND PUBLIC RELATIONS ADVISORY	5/24/2012	5/22/2013		MEMBER
2012 STRATEGIC STEERING (FKA BOARD STEERING)	5/24/2012	5/22/2013		MEMBER
2012 TRADING FLOOR OPERATIONS	5/24/2012	5/22/2013		MEMBER
2013 AD HOC BOARD	5/23/2012	5/21/2014		MEMBER
2013 AD HOC TRADING FLOOR TRANSITION POST CBOT/CME MERGER	5/23/2012	5/21/2014		MEMBER
2013 BOARD OF DIRECTORS	5/23/2012	5/21/2014		MEMBER
2013 CDS RISK COMMITTEE	5/23/2012	5/21/2014		MEMBER
2013 CME BUSINESS CONDUCT (AS OF 11/29/07)	5/23/2012	5/21/2014	CO-CHAIR	MEMBER
2013 CME GROUP CLEARING HOUSE RISK (AS OF 11/29/07)	5/23/2012	5/21/2014	CO-CHAIR	MEMBER
2013 CME GROUP CLEARING HOUSE RISK SUB	5/23/2012	5/21/2014	CO-CHAIR	MEMBER
2013 CME MEMBERSHIP	5/23/2012	5/21/2014		MEMBER
2013 CME PROBABLE CAUSE (AS OF 11/29/07)	5/23/2012	5/21/2014	CO-CHAIR	MEMBER
2013 CME/CBOT FLOOR CONDUCT (NAME CHNGD FROM CME GROUP 7/09)	5/23/2012	5/21/2014	CO-CHAIR	MEMBER
2013 ELECTRONIC TRANSITION	5/23/2012	5/21/2014		MEMBER
2013 GFX BOARD	5/23/2012	5/21/2014		MEMBER
2013 IRS RISK COMMITTEE	5/23/2012	5/21/2014		MEMBER
2013 MARKETING AND PUBLIC RELATIONS ADVISORY	5/23/2012	5/21/2014		MEMBER
2013 STRATEGIC STEERING (FKA BOARD STEERING)	5/23/2012	5/21/2014		MEMBER
2013 TRADING FLOOR OPERATIONS	5/23/2012	5/21/2014		MEMBER
2014 AD HOC BOARD	5/22/2014	5/20/2015		MEMBER
2014 AD HOC TRADING FLOOR TRANSITION POST CBOT/CME MERGER	5/22/2014	5/20/2015		MEMBER
2014 BOARD OF DIRECTORS	5/22/2014	5/20/2015		MEMBER
2014 CDS RISK COMMITTEE	5/22/2014	5/20/2015		MEMBER
2014 CME BOARD APPEAL PANEL	5/22/2014	5/20/2015		MEMBER
2014 CME BUSINESS CONDUCT (AS OF 11/29/07)	5/22/2014	5/20/2015	CO-CHAIR	MEMBER
2014 CME GROUP CLEARING HOUSE RISK (AS OF 11/29/07)	5/22/2014	5/20/2015	CO-CHAIR	MEMBER
2014 CME GROUP CLEARING HOUSE RISK SUB	5/22/2014	5/20/2015	CO-CHAIR	MEMBER
2014 CME MEMBERSHIP	5/22/2014	5/20/2015		MEMBER
2014 CME PROBABLE CAUSE (AS OF 11/29/07)	5/22/2014	5/20/2015	CO-CHAIR	MEMBER
2014 CME RISK COMMITTEE	8/6/2014	5/20/2015		MEMBER

2014 CME/CBOT FLOOR CONDUCT (NAME CHNGD FROM CME GROUP 7/09)	5/22/2014	5/20/2015	CO-CHAIR	MEMBER
2014 COMPENSATION	8/6/2014	5/20/2015		MEMBER
2014 GFX BOARD	5/22/2014	5/20/2015		MEMBER
2014 GRATUITY FUND COMMITTEE	11/1/2014	5/20/2015		MEMBER
2014 IRS RISK COMMITTEE	5/22/2014	5/20/2015		MEMBER
2014 MARKETING AND PUBLIC RELATIONS ADVISORY	5/22/2014	5/20/2015		MEMBER
2014 STRATEGIC STEERING (FKA BOARD STEERING)	5/22/2014	5/20/2015		MEMBER
2014 TRADING FLOOR OPERATIONS	5/22/2014	5/20/2015		MEMBER
2015 AD HOC BOARD	5/21/2015			MEMBER
2015 AD HOC TRADING FLOOR TRANSITION POST CBOT/CME MERGER	5/21/2015			MEMBER
2015 BOARD OF DIRECTORS	5/21/2015			MEMBER
2015 CBOT BUSINESS CONDUCT (AS OF 11/29/07)	5/21/2015		CO-CHAIR	MEMBER
2015 CBOT PROBABLE CAUSE	5/21/2015		CO-CHAIR	MEMBER
2015 CDS RISK COMMITTEE	5/21/2015			MEMBER
2015 CME BOARD APPEAL PANEL	5/21/2015			MEMBER
2015 CME BUSINESS CONDUCT (AS OF 11/29/07)	5/21/2015		CO-CHAIR	MEMBER
2015 CME GROUP CLEARING HOUSE RISK (AS OF 11/29/07)	5/21/2015		CO-CHAIR	MEMBER
2015 CME GROUP CLEARING HOUSE RISK SUB	5/21/2015		CO-CHAIR	MEMBER
2015 CME MEMBERSHIP	5/21/2015			MEMBER
2015 CME PROBABLE CAUSE (AS OF 11/29/07)	5/21/2015		CO-CHAIR	MEMBER
2015 CME RISK COMMITTEE	5/21/2015			MEMBER
2015 CME/CBOT FLOOR CONDUCT (NAME CHNGD FROM CME GROUP 7/09)	5/21/2015		CO-CHAIR	MEMBER
2015 COMPENSATION	5/21/2015			MEMBER
2015 GFX BOARD	5/21/2015			MEMBER
2015 GRATUITY FUND COMMITTEE	5/21/2015			MEMBER
2015 IRS RISK COMMITTEE	5/21/2015			MEMBER
2015 MARKETING AND PUBLIC RELATIONS ADVISORY	5/21/2015			MEMBER
2015 STRATEGIC STEERING (FKA BOARD STEERING)	5/21/2015			MEMBER
2015 TRADING FLOOR OPERATIONS	5/21/2015			MEMBER

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

On or after April 11, 2016, the following were distributed to the Class B-2 shareholders:

PATRICK W. MALONEY

(PAT)

Hello CME Members and fellow Class B-2 Shareholders,

Thank you for taking the time to read my letter regarding our upcoming election. This is a very important election for numerous reasons and it is imperative that we as Class B shareholders exercise our right to vote and let our voices be heard!

As I talk to owners every day who come from different walks of life and have varying interests in their IMM share holdings, I have heard many ideas and concerns. More than anything, I realize that we all have skin in the game and it is important that we stay involved through our elected Class B Directors in this ever evolving business.

As a Board member, I would feel it was my responsibility to seek conversation and debate regarding cost to our customers who create and shape the industry, incentives to draw in users from all over the world, competitive equality to all participants, and of course our always astute stand regarding excessive regulation. These are all hot topics that need serious consideration for future business expansion.

Furthermore, I am focused on creating an atmosphere that encourages the user to expand their volume as well as expanding the population of new traders.

I am running for this position because I believe I am uniquely qualified. I have been and continue to be a full time active Floor Member since 1985 and have served on numerous exchange committees over the years. As a long-time Floor Member of CME, I have participated as the Exchange and its member’s experienced great success as well as weathered challenging times, and witnessed some great leadership and foresight. I’ve watched the leadership advocate for our interests to prevent over-regulation as well as knowing when to grow and expand as success demanded. This type of foresight is the cornerstone of CME Group as well as the CME exchange, which we all had a hand in building. If I wasn’t running for the Board, I would vote for and support a nominee that still works full time on the floor.

I invite each of you to contact me directly anytime to talk and share your ideas for the direction of CME Group. I encourage you to stay involved and up to date on current issues. I ask you to seriously consider whether you are satisfied with the current status quo or would like to see new a voice as your Class B Director who understands your unique interests?

Lastly, I ask for your VOTE!

Sincerely,

Patrick W. Maloney Cell 630-204-5978 Pmaloney16@aol.com

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear Membership:

My name is Ron Pankau, I am up for re-election to the CME Group Board of Directors as a Class B-2 Director. I have served on the Board since 2011. I would like you to continue to support me with your vote.

Based on my background and trading experience, I have brought to the Board room an understanding of the issues facing our markets from the large liquidity providers to the individual trader. When making a decision, as a Board member and determining what is in the best interest for the organization, I consider the impact to all stake holders. I truly believe that CME Group’s best assets are the people who use its products and participate in its market place on a daily basis.

I have been a market maker at the CME Group for over 30 years. I know what makes markets work and I will work to bring innovation and improvements to CME Group. My goal is to continue to make us the best place in the world to mitigate and manage risk. We must continue to be cost efficient, user friendly, and on the technological forefront in order to continue our leadership in our industry. Balancing risk is an ever evolving industry and I am focused on preserving confidence in our market place and demonstrating the value of being a CME member.

CME Group continues to be where people come to manage risk and I witnessed its commitment to customer service first hand in connection with the closing of the futures trading floors (with the exception of the S & P futures). I worked to help in the transition for many of our members who are still some of our most valued customers. I believe these members will continue to hold high value and I have worked tirelessly to be a liaison between our customers and management.

I have the experience to continue to serve as your Class B-2 Director and you will find me very responsive to you.

CME Group has performed well both as a valued public corporation and as a service provider. If re-elected, I will to continue to ensure management is held accountable to these high standards.

Thank you for your consideration,

Ronald A. Pankau

Member and Director CME Group

ron.pankau@cmegroup.com

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear Fellow Class B-2 Shareholder:

Once again, I seek your support and vote for the election to the Board of Directors of CME Group Inc.

I have had the privileged opportunity to serve as your elected Class B-2 Board member for the past thirteen years on the CME Group Board of Directors. The past few years have been challenging with only a mild recovery in the credit markets, regulatory and legislative issues, and excessive government regulations.

As we enter a new year, many of the global economic problems are still working their way through the system. As we go forward, I feel that we are well positioned to be the product of choice for institutions, speculators, funds, and investors. Our diverse product mix will allow CME Group to lead the way as the economy recovers.

Now is not the time to rest on our past laurels. It is the time for us to take stock of what we have accomplished and build from there. We need to address the following issues:

•	Principal Trading Groups (PTG) – We need to continue to promote our ability to grow organically. PTGs accounted for a significant amount of the exchange’s liquidity the past few years, but more growth is still needed.

•	Hedge and Mutual Funds – We need to continue to market to hedge and mutual funds emphasizing our transparency and central counterparty clearing to restore confidence in the financial markets to their clients.

•	Global Positioning – Through our strategic partnerships around the world we are in a strong position to take advantage of a new wave of customers and international products.

•	Legislative Issues – More than ever, it is important to tell our story to Congress. I have served as Vice-Chairman of the CME PAC and have hosted many of the Congressional visits through the past years. The transaction tax, position limits, allegations of speculators causing volatility and the threat to losing 60/40 tax treatment will be more pressing than ever before.

During my service on the Board, I always attempted to be open-minded, logical, rational, and above all fair. My previous terms on the Board and many various committees have given me the experience and leadership qualities required for the position (see attached resume). I pledge to you my time, dedication, and commitment to serving CME Group. I will continue to live in the city during the week for the term of the directorship. This will make me accessible to you, the shareholder, at any time of the day or night. I can be reached by phone at 312-604-6114 or cell at 312-714-5907.

Sincerely,

David J. Wescott (COT)

David J. Wescott (COT)

RESUME

Currently serving on the Board of Directors for an eleventh term ending May of 2016. Managing Partner - Dowd Wescott Group. Founder and Partner in TradeForecaster LLC an algorithmic trading and technology company. Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984) and Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982). Member of the IMM since 1981 and elected to the IMM Nominating Committee in 1987. Past Chairman, Co-Chair or Vice-Chairman of Business Conduct Committee (Financial Division). Floor Practice (Financial Division), Trade Procedures Committee, Trade Procedures Order Liability, Leasing Committee, CFPF Nominating Committee, Floor Practices (Agricultural Division), Regulatory Oversight, Floor GLOBEX Issues Committee, Review Claims against Stotler & Co., Eurodollar Pit Committee, Broker Association, Floor Broker Qualification, Floor Orientation, Member Services, Interest Rate futures, Restaurant and Club, Trading/Dual Trading, Past member of the Executive Committee, Director of CFPF, Trade Procedures Committee, Committee on Governance, Strategic Planning, Leasing Committee, Independent Traders Committee, Membership and Education Oversight Committee, Physical Facilities Oversight Committee, Political Action Committee, Compensation and Benefits Committee, Committee to review Agricultural Markets, Emerging Markets Committee, and Eurodollar Futures Back Month Design Sub-Committee.

Also, past member of the Trading Procedures Brokerage Billing System, Physical Facilities, Upper Trading Floor Design Review (Interest Rate Quadrant), Upper Trading Floor Committee, Review Committee Structure, Common Goals (Physical Sub-committee), Physical Facilities Oversight Sub-committee, Interest Rate Focus Group, Euro Strip and Options Sub-committee, Political Action Committee, Committee to review Currency Hours, Harmonize Dual Trading/Top Step Rule, Trade Order Processing, Agricultural Steering (Sub), Member Coordination, Membership Committee (Division B & C), Review Eurodollar Order Entry Procedures, CME Universal Broker Station, Facility Coordination, Leasing, Out-trade Policy, Floor Practices (Financial Division), Floor Practices (Agricultural Division), T-Bill Pit, Multi-Pit, Special Pit Committees, Eurodollar Strip Trading Sub-committee, Ad Hoc Pit Design, Space Allocation (Financial Division), Review Committee Structure and Member of CFTC Regulatory Coordination Advisory Committee. Currently chairing or serving on the following committees; Floor Conduct Committee, Membership Committee, and Finance Committee. Also Vice-Chairman of the CME PAC. Attended Maywood Community College and Harper Community College majoring in Business Administration. Age 59, married for 37 years with one son, residing in Crystal Lake and Chicago, Illinois.

Dear B-2 Shareholder / FCM,

We the undersigned have known and / or served on the Board of CME Group Inc. with David Wescott and can attest that his dedication and drive are second to none. His willingness to take on every responsibility big or small is the catalyst behind our supporting him in his candidacy for the Board of Directors of CME Group Inc. Please join us in his quest to once again be a part of the leadership of this Exchange.

DWG FUTURES LLC 141 WEST JACKSON BOULEVARD SUITE 1404 CHICAGO, ILLINOIS 60604 (312) 604-6400 FAX: (312) 604-6118

Dear IMM Member/Class B-2 Shareholder,

I have had the privilege of being a business partner with Dave Wescott for over 25 years. I can personally testify that his moral and business ethics are above reproach. He has tremendous experience at the Board level and has tirelessly chaired and served on many of our most influential committees.

I, along with you, have witnessed the dedication and commitment that Dave has to CME Group. Dave is willing to reach out to all members to discuss any and all topics no matter how divisive.

Dave is a Director who speaks with a strong clear voice; I believe he has made a positive contribution at the Board level and can be counted on to put the shareholders first.

Dave has been an equity member of CME for over 30 years. He has been personally responsible for guaranteeing a number of proprietary traders and has helped to finance the purchases of exchange memberships. Currently, Dave is a Managing Partner of the DWG Futures, LLC.

I hope you agree with me that we could not find a better individual to serve as our Class B-2 director. Please join me in supporting Dave in the upcoming election. If you have any questions or need additional information, please feel free to contact me. If you would like to meet with Dave, I would be happy to arrange a meeting at your convenience.

Thank you for your support in this matter.

Sincerely,

Michael Dowd

DWG Futures LLC

DAVID I. SILVERMAN

141 West Jackson Blvd.

Suite 1420

Chicago IL 60604

312 450-4220

david2740@aol.com

Dear IMM Member/Class B-2 Shareholder,

In times of upheaval and uncertainty it is imperative to have solid, experienced leadership with forward-looking vision, influence, and the ability to execute initiatives crucial to our business. An effective leader is unafraid to voice a dissenting opinion and fight for what he believes is right. In the years I have known him, David J. Wescott has continuously proven himself to be such a leader with his incredible dedication, tireless hard work, industry insight and fierce loyalty to his clients, constituents, employees, and friends.

I have known David Wescott since 1982, when we were young traders on the CME floor and I also had the privilege of serving on the CME board with David for four years during the 1990s. I have continued my relationship with him throughout the ensuing years and cleared the trades of my own trading firm through Dowd-Wescott Group, the precursor clearing firm to David’s current clearing firm, DWG Futures. In my now 30+ year relationship with David Wescott, I have found him to be incisive, creative, and results-oriented. David has never been in favor of the status quo; his capacity for reinvention and constant drive to innovate, combined with his capability to anticipate trends, is an invaluable asset to the future of CME Group.

We all know how quickly our business moves. Yesterday’s losses may be tomorrow’s gains if we make the right decisions today. I have absolute confidence that David’s leadership is a step toward a prosperous future. I hope you will join me in supporting David Wescott in his bid to serve as our elected Class B-2 director on the CME Group Board of Directors by voting for his re-election.

Sincerely,

David Silverman

Member IMM 1982-2002

CME Board member (IMM Division) 1989-90 and 1994-2001

Former Principal and CEO of Aspire Trading Company

Current CME Group shareholder

David
Wescott
Re- Elect

Home Resume BOD Endorsements Endorsements Contact

Dear B-2 Shareholder / FCM,

**LARRY ROSENBERG**

| | |
|---|---|
| Chairman of the Board | 1977-79 |
| 1st vice Chairman | 1976,83-88 |
| 2nd Vice Chairman | 1974-75 |
| Board of Director | 1970-93 |
| legislative Liaison | 1989-90 |
| Senior Policy Advisor | 1991 |

**DENIS DUFFEY**

Board of Director 1988-96

**IRWIN ROSEN**

Board of Director 1997-2001, 1991-92

**DOUG GERARD**

Board of Director 1993-94

**ANDY SCHREIBER**

Board of Director 1985-86

**LOU SCHWARTZ**

| | |
|---|---|
| Board of Director | 1981-90 |
| 2nd Vice Chairman | 1983-85 |

**DON HUZINGA**

Board of Director 1993-94

**DAVID SILVERMAN**

Board of Director 1990-91, 1995-2001

**MIKE DOWD**

Board of Director 1995-98

**D. ROBERT JORDAN**

Board of Director 1988-95

**SCOTT SLUTSKY**

Board of Director 1989-90

**MIKE MOSS**

Board of Director 1991-92

**NORMA NEWBERGER**

Board of Director 1988-94

**TOM STEWART**

Board of Director 1990-93

**CRAIG NORRIS**

Board of Director 1996-97

**BOB PROSI**

Board of Director 1988-2001

David
Wescott
Re- Elect

Resume BOD Endorsements Endorsements Contact

# Contact David

dwescott@dwgfutures.com

312-604-6114

312-714-5907

Dear Fellow Members and Class B Shareholders,

For those of you that don’t know me, my name is James Zellinger. For those of you who do, you know me as an executive who has been involved in day-to-day operations, long term planning and the mentoring of future managers and traders. I bring 50+ years of futures and option experience, from chalk boards to fiber and microwave. I am in contact with the trading community on a daily basis. If elected, I will bring this experience to the Board of Directors for CME Group. During those years, I held various upper level management positions at Merrill Lynch, Hennessy Associates/Barnes, Globex Corp., Transmarket, Mizuho, Advantage Futures and currently as Senior VP at Wedbush. My strengths lie in streamlining and automating operations, and in building a strong diverse customer base. I feel honored to be nominated to serve as a Class B-2 Director on the Board. I feel in order to continue to grow volumes and generate overall shareholder value we need to be an advocate for our most precious commodities; our customers, our Exchange members and FCMs. Our industry and our exchange have been my life and I would like to share my accumulated knowledge with the CME for all it has done for me.

My experience at Globex Corp. has given me a unique perspective of both sides of the electronic trading coin. I have been able to see how the ever increasing sophistication of trading platforms can impact the ability of the Globex system to perform its function. On the other side, I’ve seen the implications to the users of those platforms when the Exchange imposes new rules and restrictions. My main objective is to help CME Group and the members/FCMs work together to create a harmonious relationship to the betterment of everyone involved.

Some of the issues I feel need to be addressed are listed below:

•	Fee Structure – Evaluate the fee structure for harmonization and effectiveness to drive volume for the Company and enhance customer satisfaction while looking into ways to streamline the fee reconciliation process.

•	Regulatory Obligations – Discuss ways to alleviate some of the regulatory burdens on our customer base, such as the capital restrictions on prop firms.

•	Foster Trader Loyalty – With new exchanges competing for traders, there is a need to create an atmosphere where the trader feels his concerns are being taken seriously by CME Group.

•	New Trader Development – Propose the formation of a program to help train new traders. In the past we had the MID America exchange as a feeder and members at the CME and CBOT mentored their clerks to provide an opportunity for them to become traders.

I have only touched upon the above points that I feel need further discussion. My hope is that I will be able to expound on these and other topics as an elected member of the Board of Directors for the CME Group.

Sincerely yours,

James Zellinger

Please feel free to contact me directly

James.zellinger@wedbush.com

Office phone 312 784 0416

Cell 312 636 1374

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

On or after April 11, 2016, the following were distributed to the Class B-3 shareholders:

Elizabeth A. Cook

CME Group 2016 Board of Directors Class B -3 Director Candidate

CME Group Class B-3 Director since 2015

elizabeth.cook@jomvote.com - 630-698-3113

Long-Time Active Trader, Skilled Leader Bringing

Diversity and a Fresh Perspective

April 2016

Dear Fellow Class B-3 Shareholder,

It has been an incredible year for the CME Group and I have been honored to serve as your elected Class B-3 Director. Soon you will receive the proxy materials containing your Class B-3 share proxy card and control number to vote your shares. Your vote is crucial in making your voice heard and choosing the best person for the Board of Directors. By voting for me, you will be choosing a skilled leader with over 37 years of industry experience who understands your interests and will once again be an effective participant on the Board.

The CME Group is experiencing record volume and open interest in FX and Eurodollar options. Since 1985, I have owned three companies specializing in options on futures - this is a key area of my expertise. I am the best candidate for the Board because options on futures are fundamental to the growth of our exchange.

My accomplishments on the Board have been, and I will continue to focus on:

•	Promoting new product development such as the successful launches of the new Ultra 10-Year Treasury Note futures and Interest Rate Swaption Clearing,

•	Monitoring and overseeing the enhancement of CME Group’s information security program to address the ever-increasing cyber security risk our industry faces as an appointed member of the Board’s Risk Committee

•	Keeping a trained and watchful eye on Exchange fees and costs to stay competitive in the global marketplace.

I have been an equity owner since 1983 and one of the few female members of the CME Group. Since 1988, I have been actively involved in improving the CME Group’s operating environment as a member of numerous committees. Currently, I serve on the Board’s Risk Committee, as well as serving as the co-chair of Arbitration and Floor Conduct. Additionally, I am an active member of Probable Cause, Business Conduct, Membership, and Gratuity Fund.

I am also an active member of the CME PAC and volunteer for Honor Flight Chicago and the ALS Association, which demonstrates not only my commitment to my trading career but my support of the overall community.

I thank you for the support and encouragement I’ve received during my first term on the CME Group Board of Directors, and I look forward to serving you again. Please feel free to reach out to me with any questions, or to discuss any issue in greater detail.

Join me in helping shape the future of the CME Group by casting your vote through my website, www.iomvote.com.

Sincerely,

Elizabeth A. Cook

www.iomvote.com

elizabeth.cook@iomvote.com - 630-698-3113

Thank you for your continued support. Hope you are well. Liz

Brad Cohen

2295 Sheridan Road

Highland Park, IL 60035

Dear Fellow Class B-3 Shareholder,

It is time again to vote for the CME Group Board of Directors - our opportunity to be elect an individual to serve as our Class B-3 director. Please consider supporting me.

After spending two summers clerking for the Cashman family at the Board of Trade, I began my trading career 28 years ago. I am an S&P trader with a flawless record as an independent trader. I traded in many of our pits, including the Nasdaq, Crude Oil, and the D-Mark; the S&P is still my home. I have 20+ years of committee experience and 15+ years managing, sponsoring and training new traders. I still trade every day.

Outside of trading, I am an entrepreneur in fields from small businesses to nonprofits. I own and manage Snippets Minicuts, a Chicago area five store chain of children’s hair salons. I also own and manage a vacation property rental business. For the past seven years, I have volunteered as the business development board member of Aspiritech, a Highland Park based nonprofit organization that helps businesses employ autistic adults in software testing. I am very proud of the work we do. My three children attended the same grammar and high school I did, and I served as the treasurer of the District 112 School Board Foundation.

I am not affiliated with a firm or trading group; I am beholden to no one particular firm or trading group, which allows me to impartially bring to the Board room my knowledge, experience and trading background. My interests are completely aligned with yours: My concerns are your concerns. I will listen to your ideas with the goal of making CME Group better. The CME has been my life long career and ensuring the long-term value of CME Group is my top priority.

Your vote is critical. I am honored to have been nominated and I look forward to hearing your concerns.

Thank you for your consideration,

Brad Cohen (BPC)

(847) 807 1784

BradIOM@outlook.com Bradiom.com

Dear Fellow Shareholder,

I am writing to you to encourage you to vote for CME Directors and ask for your support. Ballots have been mailed out and you can vote by calling, logging into the proxy site, or simply fill out the ballot and mail it in.

After spending two summers clerking for the Cashman family at the Board of Trade, I began my trading career 28 years ago. I am an S&P trader with a flawless record as an independent trader. I traded in many of our pits, including the Nasdaq, Crude Oil, and the D-Mark; the S&P is still my home. I have 20+ years of committee experience and 15+ years managing, sponsoring and training new traders. I still trade every day.

Please feel free to call or email me if you have any questions or comments. I want and need to hear your concerns.

Thanks

Brad Cohen

BPC

847 807 1784

Bradiom@outlook.com

BRAD COHEN FOR CME DIRECTOR

BRAD COHEN FOR CME DIRECTOR

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28 YEAR MEMBER

BRAD COHEN FOR CME DIRECTOR

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BRAD COHEN FOR CME DIRECTOR

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CME PAC Event 1998

DEAR FELLOW CLASS B-3 SHAREHOLDER,

It is time again to vote for the CME Group Board of Directors - our opportunity to be elect an individual to serve as our Class B-3 director. Please consider supporting me.

After spending two summers clerking for the Cashman family at the Board of Trade, I began my trading career 28 years ago. I am an S&P trader with a flawless record as an independent trader. I traded in many of our pits, including the Nasdaq, Crude Oil, and the D-Mark; the S&P is still my home. I have 20+ years of committee experience and 15+ years managing, sponsoring and training new traders. I still trade every day.

Outside of trading, I am an entrepreneur in fields from small businesses to nonprofits. I own and manage Snippets Minicuts, a Chicago area five store chain of children’s hair salons. I also own and manage a vacation property rental business. For the past seven years, I have volunteered as the business development board member of Aspiritech, a Highland Park based nonprofit organization that helps businesses employ autistic adults in software testing. I am very proud of the work we do. My three children attended the same grammar and high school I did, and I served as the treasurer of the District 112 School Board Foundation.

I am not affiliated with a firm or trading group; I am beholden to no one particular firm or trading group, which allows me to impartially bring to the Board room my knowledge, experience and trading background. My interests are completely aligned with yours: My concerns are your concerns. I will listen to your ideas with the goal of making CME Group better. The CME has been my life long career and ensuring the long-term value of CME Group is my top priority.

Your vote is critical. I am honored to have been nominated and I look forward to hearing your concerns.

Thank you for your consideration,

Brad Cohen (BPC)

(847) 807 1784

BradIOM@outlook.com Bradiom.com

BRAD COHEN FOR CME DIRECTOR

STREET ADDRESS

CITY, STATE, ZIP

PHONE NUMBER

Your Custom Text Here

BRAD COHEN FOR CME DIRECTOR

BRADLEY PAUL COHEN

2295 Sheridan Road Highland Park, IL60035 (847)807-1784 BradIOM@outlook.com    BradIOM.com

WORK EXPERIENCE

Commodity Trader |Chicago, IL

06/88-PRESENT

SELF-EMPLOYED

Self-employed member-trader at the Chicago Mercantile Exchange. 28 years of experience in the futures industry. Pit trading at the CME for 28 years, including 7 months trading Crude Oil at the NYMEX.15 years of multiple pit committee service at the CME. Managing member of S Trade LLC, trading fund. Supervised all aspects of trading using computer generated models.

Snippets Mini Cuts|Chicago(3)Northbrook,Lombard,IL

01/94-PRESENT

MANAGING MEMBER AND OWNER

Managing member of 5 store chain of children’s hair salons in Chicago and suburbs. Oversees all aspects of the business and actively advises store managers. Responsible for growth and development.

Surfside Palmas Resorts/Surfside Investments | 10 Palmas Drive, Palmas Del Mar Humacao, PR 00791

CO-OWNER

11/11-PRESENT

Co-owner, currently managing 45 rental units in Palmas Del Mar, Puerto Rico. Owns several units. Buys and develops distressed bank owned luxury homes.

Gendex Trading|Chicago,IL

04/96-12/08

MANAGING MEMBER

Gendex trading. Trained, educated and successfully supervised 13 traders at the Chicago Mercantile Exchange. Oversaw risk management and all aspects of Gendex Trading group.

Brad’s Bagels and Deli| Bloomington,IN

07/83-06/94

OWNER

Owned and operated 2 Deli-Restaurants, beginning in senior year at Indiana University. In 1986 opened additional location at Purdue University. Sold the stores in 1993 and 1994 respectively to the store managers.

EDUCATION

Indiana University, | Bloomington, IN

6/84

Bachelor’s Degree Major: Finance

CHARITABLE WORK

Aspiritech | HighlandPark,Il

09-PRESENT

Board member/treasurer for NFP software testing business that employs and trains autistic adults with Asperger’s syndrome.

District 112 Foundation

6/08-1/12

Board Member and Treasurer

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CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.